UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2010

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01. Other Events.

On November 19, 2010, CMS Energy Corporation (“CMS Energy”) issued and sold $250,000,000 principal amount of its 5.05% Senior Notes due 2018 (the “Notes”), pursuant to a registration statement on Form S-3 that CMS Energy filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-153353) (the “CMS Energy Registration Statement”), a Preliminary Prospectus Supplement dated November 16, 2010 to Prospectus dated September 5, 2008, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated November 16, 2010 to Prospectus dated September 5, 2008 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the Notes. CMS Energy intends to use the net proceeds from the offering for the retirement of all of its outstanding 3.375% Convertible Senior Notes due 2023, Series B, and a portion of its outstanding 6.30% Senior Notes due 2012. To the extent the proceeds are not used to fund the retirement of this debt, they will be used for general corporate purposes.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the CMS Energy Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement dated November 16, 2010 among CMS Energy and BNP Paribas Securities Corp., RBS Securities Inc., Scotia Capital (USA) Inc., UBS Securities LLC, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, The Williams Capital Group, L.P., Blaylock Robert Van, LLC, Daiwa Capital Markets America Inc., The Huntington Investment Company, and Samuel A. Ramirez & Company, Inc. as underwriters.

4.1 Twenty-Sixth Supplemental Indenture dated as of November 19, 2010 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2 Form of 5.05% Senior Notes due 2018 (included in Exhibit 4.1).

5.1 Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated November 19, 2010, regarding the legality of the Notes.

23.1 Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K for the Year Ended December 31, 2009 and as updated in CMS Energy’s Forms 10-Q for the Quarters Ended March 31, 2010, June 30, 2010, and September 30, 2010. CMS Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

November 19, 2010	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated November 16, 2010 among CMS Energy and BNP Paribas Securities Corp., RBS Securities Inc., Scotia Capital (USA) Inc., UBS Securities LLC, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, The Williams Capital Group, L.P., Blaylock Robert Van, LLC, Daiwa Capital Markets America Inc., The Huntington Investment Company, and Samuel A. Ramirez & Company, Inc. as underwriters.
4.1	Twenty-Sixth Supplemental Indenture dated as of November 19, 2010 between CMS Energy and The Bank of New York Mellon, as Trustee.
5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated November 19, 2010, regarding the legality of the Notes.
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).